Exhibit 99.1

SABRE MANUFACTURING, LLC

AUDITED FINANCIAL STATEMENTS

Year Ended December 31, 2012

SABRE MANUFACTURING, LLC

INDEPENDENT AUDITOR’S REPORT

To the Members

Sabre Manufacturing, LLC

Report on the Financial Statements

We have audited the accompanying financial statements of Sabre Manufacturing, LLC (the “Company”) which comprise the balance sheet as of December 31, 2012, and the related statements of income and members’ equity, and cash flows for the year ended December 31, 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sabre Manufacturing, LLC as of December 31, 2012, and the results of its operations and its cash flows for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Sterling Heights, Michigan
August 23, 2013

SABRE MANUFACTURING, LLC

BALANCE SHEET

December 31, 2012

ASSETS
CURRENT ASSETS
Cash	$2,329,145
Accounts receivable
Trade	1,058,758
Related party	909,975
Inventories	2,244,979

Total current assets	6,542,857
PROPERTY AND EQUIPMENT, NET	1,596,691

8,139,548

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	45,091
Accounts payable
Trade	625,707
Related parties	586,761
Accrued expenses	267,940
Customer deposits	20,323
Deferred rent	12,000

Total current liabilities	1,557,822
LONG-TERM DEBT, LESS CURRENT PORTION	106,478
MEMBERS’ EQUITY	6,475,248

$8,139,548

See notes to financial statements.

SABRE MANUFACTURING, LLC

STATEMENT OF INCOME AND MEMBERS’ EQUITY

December 31, 2012

Amount
Net sales	$47,829,989
Cost of sales	40,127,356

Gross profit	7,702,633
General and administrative expenses	3,481,746

Operating income	4,220,887

Other income (expense)
Interest expense	(4,965)
Interest income	3,133

Total other income (expense)	(1,832)

Net income	4,219,055
Members’ equity, beginning	2,256,193

Members’ equity, ending	$6,475,248

See notes to financial statements.

SABRE MANUFACTURING, LLC

STATEMENT OF CASH FLOWS

December 31, 2012

OPERATING ACTIVITIES
Net income	$4,219,055
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	397,397
Changes in:
Accounts receivable	257,001
Inventories	2,050,746
Accounts payable and accrued expenses	(4,172,564)
Customer deposits	(775,777)
Deferred rent	(12,000)

Net cash provided by operating activities	1,963,858

INVESTING ACTIVITIES
Purchase of property and equipment	(72,261)

FINANCING ACTIVITIES
Payments on long-term debt	(13,728)
Payments on capital lease obligations	(20,822)

Net used in financing activities	(34,550)

NET CHANGE IN CASH	1,857,047
CASH, Beginning	472,098

CASH, Ending	$2,329,145

See notes to financial statements.

SABRE MANUFACTURING, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of these financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of these financial statements.

Company Operations

Sabre Manufacturing, LLC (the “Company”) manufactures and sells above ground steel storage tanks utilized for solid and liquid containment by businesses located throughout the United States.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the years covered by these financial statements, may have bank balances in excess of their insured limits. Management has deemed this as a normal business risk. At December 31, 2012, the bank balance in excess of insured limits amounted to $2,079,145.

Accounts Receivable

The Company carries its accounts receivable at invoiced amounts less an allowance for doubtful accounts. An allowance for doubtful accounts is established based on specific assessment of all invoices that remain unpaid following normal customer payment periods. All amounts deemed uncollectible are charged against the allowance for doubtful accounts in the period the determination is made. Generally, the Company does not require collateral on its accounts receivable. No allowance for doubtful accounts was considered necessary at December 31, 2012.

Inventory Valuation

Inventories are valued at the lower of cost or market using the first-in, first-out method and consist of custom liquid storage tanks and containers, steel parts, and purchased components. The Company records an allowance for obsolete inventory. The estimated allowance is based upon specific identification of obsolete inventories. For the year ended December 31, 2012, no allowance was deemed necessary. Selling, general and administrative expenses are not inventoried, but charged to expense when purchased.

SABRE MANUFACTURING, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to operating expense. Property and equipment are carried at cost. Adjustment of the asset and the related accumulated depreciation and amortization accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the statement of income.

Depreciation and Amortization

Depreciation and amortization of property and equipment and leasehold improvements is computed using the straight-line method for book purposes over the estimated useful lives of assets at acquisition.

Revenue Recognition

Sales are recorded when products are shipped to customers. Provisions for discounts to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Shipping and Handling Costs

The Company records the amount of shipping and handling costs billed to customers as revenue. The costs incurred for shipping and handling have been included in cost of sales in the statement of income.

Advertising

Advertising costs are expensed when incurred. During the year ended December 31, 2012, advertising expense totaled $96,160.

Income Taxes

Sabre Manufacturing, LLC has been organized as a limited liability company, which is not a tax paying entity for federal or state income tax purposes and thus, no provision for Federal or State income taxes is reflected in their records. The income or loss of the limited liability company is passed through to the members and reported on their individual income tax returns.

SABRE MANUFACTURING, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company follows ASC guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. At December 31, 2012, there were no uncertain tax positions.

None of the Company’s federal or state income tax returns are currently under examination by the state authorities. However, calendar years 2009 and later remain subject to examination.

Significant Customer

During the year ended December 31, 2012, the Company sold a substantial portion of its product to one customer. Sales to this customer totaled approximately 74% of all sales for the year ending December 31, 2012. At December 31, 2012, the amount due from this customer amounted to 46% of accounts receivable.

Reclassification

Certain reclassifications have been made to prior year financial statements in order to conform to current year presentation.

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through August 23, 2013, the date the financial statements were available to be issued, and has determined that there are no material events that have occurred during this period, except as disclosed in Note 10.

NOTE 2 – RELATED PARTY TRANSACTIONS

Accounts Receivable

At December 31, 2012, the Company was owed $909,975 from a related party through common ownership. The amount is expected to be repaid under normal business terms.

SABRE MANUFACTURING, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 2 – RELATED PARTY TRANSACTIONS (Continued)

Accounts Payable

At December 31, 2012, the Company owed $586,761 to related parties through common ownership. The amounts are expected to be repaid under normal business terms.

Sales

During the year ended December 31, 2012, the Company had sales to a related party through common ownership in the amount of $34,236,641.

Rent

The Company leases its building from related parties through common ownership under separate lease agreements. The first lease requires monthly payments of $12,000 and expires in December 2016. Rent expense under the first lease for the year ended December 31, 2012 was $144,000. The second lease requires monthly payments of $12,000 with escalating payments each year and expires in December 2013. Rent expense under the second lease for the year ended December 31, 2012 was $132,000.

Minimum future lease payments under the operating leases described above for each of the next four years and in the aggregate are as follows:

Years ending December 31,	Amount
2013	$288,000
2014	144,000
2015	144,000
2016	144,000

$720,000

Management Fees

The Company incurs expenses for management services provided by a related party through common ownership. During the year ended December 31, 2012, the Company incurred management fees of $550,000.

SABRE MANUFACTURING, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 3 – INVENTORIES

Inventories consist of the following at December 31, 2012:

Raw materials	$872,620
Work in progress	807,457
Finished goods	564,902

$2,244,979

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2012:

Machinery and equipment	$2,089,534
Leasehold improvements	896,487
Furniture and fixtures	223,668

3,209,689
Less accumulated depreciation and amortization	1,612,998

$1,596,691

Depreciation and amortization expense for 2012 amounted to $397,397.

NOTE 5 – LONG-TERM DEBT

The Company had the following long-term debt outstanding at December 31, 2012:

Capital lease obligations. See Note 6.	$123,283
Note payable to a bank in monthly payments of $1,498, including interest of 11.85%, and matures in September 2014. The note is secured by the financed piece of equipment.	28,286

151,569
Less portion due within one year	45,091

$106,478

SABRE MANUFACTURING, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 5 – LONG-TERM DEBT (Continued)

The following is a schedule of minimum future payments under the debt described above for each of the next four years and in the aggregate:

Years ended December 31,	Total Payments	Capital lease payments included in previous column
2013	$45,091	$29,645
2014	43,709	30,869
2015	32,142	32,142
2016	30,627	30,627

Total minimum future payments	$151,569	$123,283

NOTE 6 – CAPITAL LEASE OBLIGATIONS

At December 31, 2012, the Company is the lessee of various machinery and equipment under capital lease obligations in the amount of $123,283. The leases require monthly payments ranging from $1,928 to $2,841, with interest ranging from 4.05% to 7.00%, and mature at various dates through December 2016. The assets and liabilities under capital leases initially are recorded at the lower of the present value of the minimum payments or the fair value of the assets. The assets are depreciated over the lower of their related lease terms or their estimated productive lives.

The following is a summary of the property held under capital lease at December 31, 2012:

Cost	$320,623
Less: accumulated depreciation	199,440

$121,183

Depreciation expense on assets under capital leases for the year ended December 31, 2012, amounted to $40,116.

Interest expense on capital lease payments for the years ended December 31, 2012 was $4,965.

See Note 5 for a schedule of minimum future payments.

SABRE MANUFACTURING, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 7 – 401(k) RETIREMENT PLAN

The Company has a 401(k) defined contribution plan covering substantially all employees. Eligible employees may contribute up to the federal limit of their annual compensation into the plan. The Company contributed $42,752 to the 401(k) plan for the year ended December 31, 2012, respectively. The Company has funded or accrued all calculated contributions as of the balance sheet date.

NOTE 8 – LITIGATION

During 2011, an individual filed suit against the Company and six other defendants claiming personal injury resulting from a product liability matter. The plaintiff seeks unspecified general and compensatory damages from the defendants. The Company is vigorously defending this action. At this time it is not possible to estimate the Company’s liability, if any, in this matter. Moreover, the Company believes any allocated liability would be covered by its liability insurance policy.

NOTE 9 – NON-CASH INVESTING AND FINANCING

Supplemental disclosures of non-cash investing and financing activities for the year ended December 31, 2012 is as follows:

During the year ended December 31, 2012, the Company purchased equipment and financed the purchase with an equipment loan in the amount of $125,700.

NOTE 10 – SUBSEQUENT EVENT

Subsequent to the year ended December 31, 2012, the Company was acquired by Manitex International, Inc. through an asset purchase agreement effective August 2013.